Environmental and Legal Matters	12 Months Ended
Sep. 30, 2011
Environmental and Legal Matters [Abstract]
Environmental and Legal Matters Disclosure [Text Block]
Environmental and Legal Matters

Government Regulation and Environmental Matters – The operations of the Company, like those of other companies engaged in the Household Products and Personal Care businesses, are subject to various federal, state, foreign and local laws and regulations intended to protect the public health and the environment. These regulations relate primarily to worker safety, air and water quality, underground fuel storage tanks and waste handling and disposal. The Company has received notices from the U.S. Environmental Protection Agency, state agencies and/or private parties seeking contribution, that it has been identified as a “potentially responsible party” (PRP) under the Comprehensive Environmental Response, Compensation and Liability Act, and may be required to share in the cost of cleanup with respect to eight federal “Superfund” sites. It may also be required to share in the cost of cleanup with respect to state-designated sites or other sites outside of the U.S.

Accrued environmental costs at September 30, 2011 were $7.1, exclusive of accrued costs associated with the recent ASR acquisition, of which $1.6 is expected to be spent in fiscal 2012. This accrual is not measured on a discounted basis. In addition, the Company has accrued environmental costs included in the ASR opening balance sheet at the time of acquisition of approximately $13, of which approximately $1 is expected to be spent in fiscal 2012. The ASR liability was measured using a discount rate of 4%. It is difficult to quantify with certainty the cost of environmental matters, particularly remediation and future capital expenditures for environmental control equipment. Nevertheless, based on information currently available, the Company believes the possibility of material environmental costs in excess of the accrued amount is remote.

Certain of the Company’s products are subject to regulation by the United States Food and Drug Administration (FDA), including tampons and sun care products.

Legal Proceedings – The Company and its subsidiaries are parties to a number of legal proceedings in various jurisdictions arising out of the operations of the Energizer business. Many of these legal matters are in preliminary stages and involve complex issues of law and fact, and may proceed for protracted periods of time. The amount of liability, if any, from these proceedings cannot be determined with certainty. However, based upon present information, the Company believes that its ultimate liability, if any, arising from pending legal proceedings, asserted legal claims and known potential legal claims which are likely to be asserted, are not reasonably likely to be material to the Company’s financial position, results of operations, or cash flows, taking into account established accruals for estimated liabilities.